UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008 (December 31, 2007)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5847 San Felipe, Suite 4300 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 458-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 31, 2007, Transmeridian Exploration Incorporated (the “Company”) entered into an Agreement and Plan of Merger, by and among Trans Meridian International, Inc., a British Virgin Islands company (“Parent”), TME Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company (the “Merger Agreement”), pursuant to which Merger Sub will commence a tender offer to purchase outstanding shares of the Company’s common stock at a purchase price of $3.00 per share, following completion of which Merger Sub will be merged with and into the Company, with the Company becoming a wholly owned subsidiary of Parent (“Merger”). In the Merger, each outstanding share of common stock of the Company will be converted into the right to receive $3.00, without interest.

The Company’s press release dated December 31, 2007 announcing the entry by the parties thereto into the Merger Agreement and related matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Merger Agreement contains representations and warranties that the parties have made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties, the Merger Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the Merger Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in the Company’s disclosure schedule delivered in connection with the signing of the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the Company’s disclosure schedule. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Merger Agreement is attached hereto as Exhibit 2.1. The descriptions of the Merger Agreement above and in the Company’s December 31, 2007 press release do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR A SOLICITATION OF AN OFFER TO SELL ANY SHARES OF THE COMPANY’S COMMON STOCK OR OTHER COMPANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF THE COMPANY’S COMMON STOCK WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL

AND RELATED MATERIALS TO BE DISTRIBUTED TO HOLDERS OF THE COMPANY’S COMMON STOCK. AT THE TIME THE EXPECTED TENDER OFFER IS COMMENCED, PARENT’S ACQUISITION COMPANY WILL FILE THESE TENDER OFFER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE COMPANY WILL FILE A SOLICITATION/ RECOMMENDATION STATEMENT WITH RESPECT TO THE OFFER. ONCE FILED, THE COMPANY’S STOCKHOLDERS SHOULD READ THESE MATERIALS CAREFULLY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. INFORMATION CONCERNING MR. OLIVIER AND HIS BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK AND HIS OTHER POTENTIAL INTERESTS IN THE TRANSACTION DESCRIBED IN THIS PRESS RELEASE MAY BE FOUND IN THE COMPANY’S PROXY STATEMENT FILED WITH THE SEC UNDER SCHEDULE 14A ON APRIL 17, 2007 AND IN MR. OLIVIER’S SCHEDULE 13D AND AMENDMENTS THERETO FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL OF THESE MATERIALS ARE OR WILL BE AVAILABLE FREE OF CHARGE ALSO AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM THE INFORMATION AGENT NAMED IN THE TENDER OFFER MATERIALS, OR FROM PARENT.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 31, 2007, among Trans Meridian International, Inc., TME Merger Sub, Inc. and Transmeridian Exploration Incorporated

Exhibit 99.1	Press Release, dated December 31, 2007 (incorporated by reference to exhibit 99.1 to the Company’s Schedule 14D-9 filed December 31, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: January 2, 2008	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 31, 2007, among Trans Meridian International, Inc., TME Merger Sub, Inc. and Transmeridian Exploration Incorporated

Exhibit 99.1	Press Release, dated December 31, 2007 (incorporated by reference to exhibit 99.1 to the Company’s Schedule 14D-9 filed December 31, 2007)